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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 2008

                              HECLA MINING COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     1-8491                   77-0664171
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

                       6500 North Mineral Drive, Suite 200
                         Coeur d'Alene, Idaho 83815-9408
               (Address of Principal Executive Offices) (Zip Code)


                                 (208) 769-4100
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

         On March 27, 2008, our wholly owned subsidiary, Hecla Limited, entered into an agreement for the brokered sale of all its 7,930,214 common shares of Great Basin Gold Ltd., with BMO Nesbitt Burns Inc. for cash consideration of $26.1 million. The settlement date for this transaction is April 7, 2008. BMO Nesbitt Burns is an affiliate of BMO Capital Markets, who has periodically provided investment banking and related services to us, including acting as an underwriter in our recent Mandatory Convertible Preferred Stock offering.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2008

                                          Hecla Mining Company


                                          By:   /s/ Philip C. Wolf
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                                                Philip C. Wolf
                                                Senior Vice President



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